UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2017

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N86 W12500 Westbrook Crossing
Menomonee Falls, Wisconsin 53051

Mailing address:  P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (262) 293-1500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 amends the Current Report on Form 8-K of Actuant Corporation (the “Company”) filed with the Securities and Exchange Commission on March 1, 2017 (the “Original Form 8-K”), which reported the appointment of Mr. Richard D. Holder to the Board of Directors (the “Board”) of the Company.  At the time of the Original Form 8-K, the Board had not made any determinations regarding committee assignments for Mr. Holder.  This Amendment No. 1 updates the Original Form 8-K in order to report that on March 16, 2017, the Board appointed Mr. Holder to serve on its Audit and Compensation Committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUANT CORPORATION

Date: March 20, 2017
/s/ Rick T. Dillon
Name: Rick T. Dillon
Title: Executive Vice President and Chief Financial Officer